Elicio Therapeutics Presents Updated Translational Data from ELI-002 Phase 1 AMPLIFY-7P Study at the Society for Immunotherapy of Cancer (“SITC”) 2024 Annual Meeting Preliminary data demonstrate durable and dose-dependent T cell responses targeting KRAS mutations and induced responses to patient-specific neoantigens Correlation observed between disease-free survival (“DFS”) and T cell response ELI-002 Phase 1 safety and tolerability profile remains favorable ELI-002 Phase 2 interim event-driven DFS analysis expected in H1 2025 BOSTON, November 7, 2024 (GLOBE NEWSWIRE) — Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio Therapeutics” or “Elicio”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, presented updated preliminary results from the ongoing AMPLIFY-7P Phase 1 clinical trial (NCT05726864) of ELI-002, an Amphiphile (“AMP”) cancer vaccine that targets KRAS-mutant tumors at the Society for Immunotherapy of Cancer (“SITC”) 2024 Annual Meeting. The poster presentation includes updated translational data highlighting the relationship between vaccine immunogenicity and DFS. The AMPLIFY-7P study is evaluating ELI-002 in patients with mKRAS-driven solid tumors following standard locoregional treatment and who remain at risk of disease recurrence. The randomized Phase 2 portion of AMPLIFY-7P in patients with pancreatic cancer is ongoing, with enrollment expected to be completed in Q4 2024. ELI-002 immunogenicity was based on a longitudinal ex vivo analysis of peripheral T cells collected from a total of 12 evaluable patients who received either a 1.4 mg dose or the recommended Phase 2 dose (“RP2D”) of 4.9 mg, with a September 11, 2024 cutoff date. Key observations include: • mKRAS-specific T cell responses versus baseline were observed in all evaluable patients; median response in 4.9 mg (RP2D) group was 12-fold higher than the 1.4 mg dose group • T cell specificities covered all seven KRAS mutants targeted by ELI-002; strongest responses observed were against the most common variants, including KRAS G12R, G12D, and G12V • Induced mKRAS-specific T cells were fully functional and capable of secreting both granzyme B and perforin • Magnitude of T cell response correlated with duration of DFS, based on a May 23, 2024 cutoff date; highest three quartiles of T cell responders have not yet reached mDFS, whereas the lowest quartile achieved a mDFS of 3.1 months (p=0.0027) • T cell responses against mKRAS antigens were shown to be durable, extending up to 1.5 years • Antigen spreading detected in 100% of RP2D-treated patients (n=6), with T cell responses observed against 67.5% of tested neoantigens identified from patient-specific mutanomes—suggesting ELI- 002-induced tumor immunosurveillance to personalized tumor neoantigens beyond mKRAS • As of a May 23, 2024 safety data cutoff, ELI-002 remains safe and well-tolerated, with no dose- limiting toxicities or cytokine release syndrome observed

Christopher Haqq, M.D., Ph.D., Elicio’s Executive Vice President, Head of Research and Development and Chief Medical Officer, commented, “We are encouraged to see a robust expansion of T cells targeting mutant KRAS antigens as well as a clear relationship between T cell response and DFS in the Phase 1 portion of AMPLIFY-7P. Furthermore, we are encouraged by the observed induced T cell reactivity against personalized neoantigens, which could improve the breadth and durability of tumor immunosurveillance. These data recapitulate the previous findings from the separate AMPLIFY-201 study, published earlier this year in Nature Medicine. We expect to provide an additional clinical data update from AMPLIFY-201 in December.” About Elicio Therapeutics Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing novel immunotherapies to prevent the recurrence of high-prevalence cancers, including mKRAS-positive pancreatic and colorectal cancers. Elicio intends to build on recent clinical successes in the personalized cancer vaccine space to develop effective, off-the-shelf vaccines. Elicio’s AMP technology aims to enhance the education, activation, and amplification of cancer-specific T cells relative to conventional vaccination strategies, with the goal of promoting durable cancer immunosurveillance in patients. Elicio’s ELI-002 lead program is an off-the- shelf vaccine candidate targeting the most common KRAS mutations, which drive approximately 25% of all solid tumors. ELI-002 is being studied in an ongoing, randomized clinical trial in patients with mKRAS- positive pancreatic cancer who completed standard therapy but remain at high risk of relapse. Elicio’s pipeline includes additional off-the-shelf therapeutic cancer vaccines, including ELI-007 and ELI-008, that target BRAF-driven cancers and p53 hotspot mutations, respectively. For more information, please visit www.elicio.com. About ELI-002 Our lead product candidate, ELI-002, is a structurally novel investigational AMP cancer vaccine that targets cancers that are driven by mutations in the KRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with our AMP technology consisting of AMP-modified mutant KRAS peptide antigens and ELI-004, an AMP-modified CpG oligodeoxynucleotide adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2-peptide formulation) has been studied in the Phase 1 (AMPLIFY-201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7-peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS- driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About the Amphiphile Platform Our proprietary AMP platform delivers investigational immunotherapeutics directly to the “brain center” of the immune system – the lymph nodes. We believe this site-specific delivery of disease-specific antigens, adjuvants and other immunomodulators may efficiently educate, activate and amplify critical immune cells, potentially resulting in induction and persistence of potent adaptive immunity required to treat many diseases. In preclinical models, we have observed lymph node-specific engagement driving therapeutic immune responses of increased magnitude, function and durability. We believe our AMP lymph node-targeted approach will produce superior clinical benefits compared to immunotherapies that do not engage the lymph nodes based on preclinical studies. Our AMP platform, originally developed at the Massachusetts Institute of Technology, has broad potential in the cancer space to advance a number of development initiatives through internal activities, in-licensing arrangements or development collaborations and partnerships.

The AMP platform has been shown to deliver immunotherapeutics directly to the lymph nodes by latching on to the protein albumin, found in the local injection site, as it travels to lymphatic tissue. In preclinical models, we have observed lymph node-specific engagement driving immune responses of increased magnitude, function and durability. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding Elicio’s planned clinical programs, including planned clinical trials, the potential of Elicio’s product candidates, including the observed induced T cell reactivity against personalized neoantigens, which could improve the breadth and durability of tumor immunosurveillance; the expected participation and presentation at upcoming conferences and medical meetings, and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its anticipated cash runway and ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI-002; the timing of initiation of Elicio’s planned clinical trials, including Elicio’s expected completion of enrollment for the AMPLIFY-7P Phase 2 randomized clinical trial in the fourth quarter of 2024; the timing of the availability of data from Elicio’s clinical trials, including updated data from the AMPLIFY-201 trial expected in December 2024 and Phase 2 interim event-driven DFS analysis from the AMPLIFY-7P trial expected in the first half of 2025; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in the Annual Report on Form 10-K filed with the SEC on March 29, 2024, as amended on April 29, 2024, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Investor Relations Contact Carlo Tanzi, Ph.D. ctanzi@kendallir.com